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                                                         ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-24885 for Hartford Life Insurance Company Modified Guaranteed Annuity Contract on Form S-2.




                                                         /s/Arthur Andersen LLP

Hartford, Connecticut
April 7, 2000